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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): November 11, 2004

                            PRO-FAC COOPERATIVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         0-20539                                          16-6036816
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(Commission File Number)                       (IRS Employer Identification No.)


350 Linden Oaks, P.O. Box 30682, Rochester, New York             14603-0682
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      (Address of Principal Executive Offices)                   (Zip Code)

                                 (585) 218-4210
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Page 1 of 3




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                            Section 7 - Regulation FD

Item 7.01.   Regulation FD Disclosure


On November 11, 2004, Pro-Fac Cooperative, Inc. (the "Cooperative") received a letter from the Staff of the Nasdaq Listing Qualifications of The Nasdaq Stock Market ("Nasdaq") advising that the Company no longer complies with the minimum $10,000,000 stockholders equity requirement for continued listing on The Nasdaq National Market system set forth in Nasdaq Marketplace Rule 4450(a)(3), and that the Staff is reviewing the Cooperative's eligibility for continued listing on The Nasdaq National Market system. Following discussions with the Staff, the Cooperative received a letter from Nasdaq dated November 15, 2004 superseding the Staff's letter of November 11, 2004. The Cooperative is actively pursuing steps to retain its eligibility for continued listing by satisfying an alternative maintenance standard for listing on The Nasdaq National Market system.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PRO-FAC COOPERATIVE, INC.


November 17, 2004              By:   /s/ Stephen R. Wright
                                  -----------------------------------
                                     Stephen R. Wright, Chief Executive Officer,
                                     Chief Financial Officer, General Manager
                                     and Secretary
                                     (Principal Executive Officer and Principal
                                     Financial Officer)




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